                             JPMORGAN SELECT FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2001
                                                        (REVISED APRIL 10, 2001)

                              SELECT BALANCED FUND
                           SELECT EQUITY INCOME FUND
                        SELECT INTERNATIONAL EQUITY FUND
                          SELECT LARGE CAP GROWTH FUND
                          SELECT LARGE CAP EQUITY FUND
                           SELECT MID-CAP EQUITY FUND
                          SELECT SMALL CAP EQUITY FUND

          1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses dated February 28, 2001, as amended, offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses offering shares of Select Balanced Fund, Select Equity Income Fund, Select International Equity Fund, Select Large Cap Growth Fund, Select Large Cap Equity Fund, Select Mid-Cap Equity Fund and Select Small Cap Equity Fund (collectively the "Equity Funds"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPM"), the Funds' distributor (the "Distributor"), at the above-listed address.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds, simply call or write the JPMorgan Funds Service Center at:

    1-800-622-4273
    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121

TABLE OF CONTENTS                                   PAGE
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The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   23
Determination of Net Asset Value..................   26
Purchases and Redemptions.........................   26
Distributions; Tax Matters........................   26
Management of the Trust and the Funds or
  Portfolios......................................   31
Independent Accountants...........................   41
Certain Regulatory Matters........................   41
General Information...............................   41
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. Government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS

    Mutual Fund Select Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Trust presently consists of 10 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

NEW NAME                                    FORMER NAME
--------                                    -----------
JPMorgan Select Balanced Fund               Chase Vista Select Balanced Fund
  (Select Balanced Fund)
JPMorgan Select Equity Income Fund (Select  Chase Vista Select Equity Income Fund
  Equity Income Fund)
JPMorgan Select International Equity Fund   Chase Vista Select International Equity Fund
  (Select International Equity Fund)
JPMorgan Select Large Cap Growth Fund       Chase Vista Select Large Cap Growth Fund
  (Select Large Cap Growth Fund)
JPMorgan Select Large Cap Equity Fund       Chase Vista Large Cap Equity Fund
  (Select Large Cap Equity Fund)
JPMorgan Select Mid-Cap Equity Fund         Chase Vista Select New Growth Opportunities Fund
  (Select Mid Cap Equity Fund)
JPMorgan Select Small Cap Equity Fund       Chase Vista Select Small Cap Value Fund
  (Select Small Cap Equity Fund)

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.

    DEPOSITARY RECEIPTS. The Equity Funds may invest their assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies.

    SUPRANATIONAL OBLIGATIONS. The Select Balanced Fund, the Select Equity Income Fund and the Select International Equity Fund, may invest in debt securities issued by supranational organizations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    INVESTMENT GRADE DEBT SECURITIES. The Select Balanced Fund, the Select Equity Income Fund and the Select International Equity Fund may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB- or higher by S&P, or Baa(3) or higher by Moody's or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund or Portfolio from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Select Balanced Fund may invest in floating rate securities whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates ("Participation Certificates") are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase more, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

    The securities in which The Select Balanced Fund may be invested include Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

    INVERSE FLOATERS AND INTEREST RATE CAPS. The Select Balanced Fund may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed-rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

    BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. But, none of the Funds will borrow money to buy additional securities, which is known as "leveraging".

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.

    The Select Balanced Fund may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When Zero coupon obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. (*) The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

    The Select Balanced Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund, may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' and Portfolios' purchases and sales of Rule 144A securities and Section 4(2) paper.

    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

    REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

    DIVERSIFICATION OF FUNDS. The Select Small Cap Equity Fund, the Select Mid-Cap Equity Fund and the Select International Equity Fund are classified as "non-diversified" funds under federal securities laws. These Funds' assets may be more concentrated inthe securities of any single issuer or group of issuers than if the Funds were diversified. The other Funds are classified as "diversified" funds under federal securities law.

    UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Master Portfolio"). In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Master Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Master Portfolio on the same terms and conditions and would pay a proportionate share of such Master Portfolio's expenses. However, other investors in a Master Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Funds should be aware that these differences would result in differences in returns experienced in the different funds that invest in a Master Portfolio. Such differences in return are also present in other mutual fund structures.

    Smaller funds investing in a Master Portfolio could be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund were to withdraw from a Master Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Master Portfolio could become less diverse, resulting in increased portfolio risk. However, the possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Master Portfolio could have effective voting control of such Master Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Master Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Master Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Master Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Portfolio). The Funds could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Funds.

    State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Master Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Funds will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Master Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

    If a Fund invests all of its investable assets in a Master Portfolio, investors in the Fund will be able to obtain information about whether investment in the Master Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event a Funds adopt a master/feeder structure and invests all of its investable assets in a Master Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.

    The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.

    There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

    The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

    Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indices (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Fixed Income Funds may (i) employ interest rate contracts and (ii) purchase and sell mortgage-backed and asset-backed securities.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a

Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

    The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables-SM-" or "CARS-SM-" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

                      NON-STANDARDIZED PERFORMANCE RESULTS

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    INDEXED INVESTMENTS. The Select International Equity Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Funds are not subject to any percentage limits with respect to the practices described below.

    Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental. However, in the event of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

    Each Fund may not:

        (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1) Each Fund other than the Select Mid-Cap Equity Fund, Select International Equity Fund and Select Small Cap Equity Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities); Each of the Select Mid-Cap Equity Fund, Select International Equity Fund and Select Small Cap Equity Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        With respect to the Select International Equity Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country");
    (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of the Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

        In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) invest more than

    5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation, except for the Select Small Cap Equity Fund which may invest up to 15% of its assets in such companies; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains and each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

    The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:

                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Select Balanced Fund                           50%               93%              122%
Select Equity Income Fund                     148%              146%               43%
Select International Equity Fund              150%              141%              149%
Select Large Cap Growth Fund                   22%               26%               74%
Select Large Cap Equity Fund                   56%              106%               57%
Select Mid-Cap Equity Fund                     67%              101%               84%
Select Small Cap Equity Fund                    6%               55%               76%

    Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds and Portfolios. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

    The Funds paid brokerage commissions for the three most recent fiscal years as follows:

                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Select Balanced Fund                    $   37,220        $   34,530        $  175,090
Select Equity Income Fund                3,306,816         3,062,329           874,352
Select International Equity Fund         2,048,078         1,510,971         1,140,517
Select Large Cap Growth Fund               290,303           506,955           954,134
Select Large Cap Equity Fund               274,536           472,107           246,865
Select Mid Cap Equity Fund                 146,951           282,087           229,395
Select Small Cap Equity Fund                71,342           691,785           535,653

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index, the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the S&P Mid-Cap Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

    In connection with the conversion of various common trust funds maintained by Chase into the J.P. Morgan Select Funds (formerly the Chase Vista Select Funds), (the "CTF Conversion"), the Select Balanced Fund was established to receive the assets of The Balanced Fund of Chemical Bank, the Select Mid-Cap Equity Fund (formerly Select New Growth Opportunities Fund) was established to receive the assets of the Emerging Growth Fund of The Chase Manhattan Bank, the Select Equity Income Fund was established to receive the assets of The Equity Income Fund of Chemical Bank and the Equity Income Fund of The Chase Manhattan Bank and the Select International Equity Fund was established to receive the assets of The International Equity Fund of Chemical Bank and the International Equity Fund of The Chase Manhattan Bank, the Select Large Cap Equity Fund was established to receive the assets of the Trinity Equity Fund and Intrinsic Value Equity Fund of The Chase Manhattan Bank, the Select Large Cap Growth Fund was established to receive the assets of The Core Equity Fund of Chemical Bank and the Select Small Cap Equity Fund (formerly Select Small Cap Value Fund) was established to receive the assets of The Smaller Companies Equities Fund of Chemical Bank.

    Performance results presented for the Select Balanced Fund, Select Mid-Cap Equity Fund, Select Equity Income Fund, Select International Equity Fund, Select Large Cap Equity Fund, Select Large Cap Growth Fund and Select Small Cap Equity Fund will be based upon the performance of The Balanced Fund of Chemical Bank, the Emerging Growth Fund of The Chase Manhattan Bank, the Equity Income Fund of The Chase Manhattan Bank, The International Equity Fund of Chemical Bank, the Trinity Equity Trust of The Chase Manhattan Bank, The Core Equity Fund of Chemical Bank and The Smaller Companies Equities Fund of Chemical Bank, respectively, for periods prior to the consummation of the CTF Conversion.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the J.P. Morgan Select Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2000, and, for the International Equity Fund, for the period from commencement of business operations to October 31, 2000, were as follows:

                            ONE     FIVE    TEN      SINCE     DATE OF
FUND                        YEAR   YEARS   YEARS   INCEPTION  INCEPTION
----                       ------  ------  ------  ---------  ---------
Select Balanced Fund        5.34%  12.64%  12.08%
Select Equity Income Fund   6.35%  14.71%  15.65%
Select International
  Equity Fund               2.71%   9.89%    N/A      7.45%    5/31/93
Select Large Cap Growth
  Fund                     -0.91%  22.10%  18.90%
Select Large Cap Equity
  Fund                      6.13%  18.98%  16.55%
Select Mid-Cap Equity
  Fund                     30.94%  16.49%  18.72%
Select Small Cap Equity
  Fund                     30.16%   9.73%  16.50%

    Performance presented in the table above and in each table that follows includes the performance of their respective predecessor funds for periods prior to the consummation of the CTF Reorganization. Performance presented for each of these Funds for periods prior to the consummation of the CTF Reorganization is based on the historical performance of shares of its predecessor fund, adjusted to reflect historical expenses at the levels projected (absent reimbursements) for that Fund at the time of the CTF Reorganization.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                YIELD QUOTATIONS

    Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

    The Funds will not quote yields for periods prior to the consummation of the CTF Reorganization.

    Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds advised by Chase.

    The yields of the Funds for the thirty day period ended October 31, 2000 were as follows:

Select Balanced Fund                                2.49%
Select Equity Income Fund                           0.99%
Select International Equity Fund                    0.23%
Select Large Cap Growth Fund                        0.09%
Select Large Cap Equity Fund                        0.24%
Select Mid-Cap Equity Fund                          0.46%
Select Small Cap Equity Fund                        0.55%

                      NON-STANDARDIZED PERFORMANCE RESULTS

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, for the ten-year period ending October 31, 2000 or, in the case of the Select International Equity Fund, from the commencement of operations of the predecessor common trust fund on May 31, 1993. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                    TOTAL VALUE
                                                    -----------
Select Balanced Fund                                  $31,277
Select Equity Income Fund                              42,812
Select International Equity Fund                       17,045
Select Large Cap Growth Fund                           56,483
Select Large Cap Equity Fund                           46,263
Select Mid-Cap Equity Fund                             55,618
Select Small Cap Equity Fund                           46,067

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the days listed above (other then Good Friday), J.P. Morgan Chase & Co. is closed for business on the following holidays:
Columbus Day and Veteran's Day. Since the Select International Equity Fund invests in securities primarily listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolio will trade and the net asset value of the Fund's shares may be significantly affected on days when the investor has no access to the Fund.

    Each Fund calculates its net asset value ("NAV") once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                           PURCHASES AND REDEMPTIONS

    The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a financial institution's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Under the current view of the Internal Revenue Service, if a Fund invests all of its assets in another open-end, management investment company which is classified as a partnership for federal income tax purposes, such Fund will be deemed to own a proportionate share of the income of the portfolio into which it contributes all of its assets for purposes of determining whether such Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    If the Select International Equity Fund purchases shares in a "passive foreign investment company" (a "PFIC"), such Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, such Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to such Fund. Alternatively, under recently enacted legislation, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, such Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net realized capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

    Conversely, if a Fund elects to retain its net realized capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    With respect to each Fund other than Select International Equity Fund, ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), under the Rules of Code
Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends-received deduction.

    For purposes of the Corporate AMT and the environmental Superfund tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Select International Equity Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by such Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

    Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt- interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Furthermore, with respect to the Select International Equity Fund, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

              MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS

                             TRUSTEES AND OFFICERS

    The Trustees and the Trust officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

    FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.

    *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

    WILLIAM J. ARMSTRONG--Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.

    JOHN R. H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.

    STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.

    ROLAND R. EPPLEY, JR.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

    JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

    *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Manhattan Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of the Chase Manhattan Bank. Age: 48.
Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405.

    GEORGE E. MCDAVID--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age: 70. Address: P.O. Box 2558, Houston, TX 77252.

    W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.

    *LEONARD M. SPALDING, JR.--Trustee. Retired; formerly Chief Executive Officer for Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65. Address: 2025 Lincoln Park Road, Springfield, KY 40069.

    RICHARD E. TEN HAKEN--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.

    IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.

    MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.

    LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age:
45. Address: 90 Park Avenue, New York, NY 10016.

    VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.

    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services Inc.; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.

* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.

    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal period ended October 31, 2000.

    The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trusts:

                                      SELECT      SELECT       SELECT     SELECT    SELECT    SELECT
                             SELECT   EQUITY   INTERNATIONAL  LARGE CAP  LARGE CAP  MID CAP  SMALL CAP
                            BALANCED  INCOME      EQUITY       GROWTH     EQUITY    EQUITY    EQUITY
                              FUND     FUND        FUND         FUND       FUND      FUND      FUND
                            --------  -------  -------------  ---------  ---------  -------  ---------
 Fergus Reid, III, Trustee    $525    $2,734       $948        $3,649      $933      $553     $1,375
 H. Richard Vartabedian,
   Trustee                     356     1,852        643         2,471       630       374        930
 William J. Armstrong,
   Trustee                     242     1,256        433         1,667       424       251        627
 John R.H. Blum, Trustee       266     1,384        479         1,838       466       276        690
 Stuart W. Cragin, Jr.,
   Trustee                     239     1,244        429         1,649       419       248        620
 Roland R. Eppley, Jr.,
   Trustee                     238     1,244        436         1,673       427       253        626
 Joseph J. Harkins,
   Trustee                     235     1,226        426         1,635       415       246        613
 Sarah E. Jones, Trustee        --        --         --            --        --        --         --
 W.D. MacCallan, Trustee       234     1,217        420         1,617       412       244        609
 George E. McDavid,
   Trustee                     123       657        243           931       247       147        354
 W. Perry Neff, Trustee        238     1,236        426         1,635       415       245        614
 Leonard M. Spalding, Jr.,
   Trustee                     239     1,244        429         1,649       419       248        620
 Richard E. Ten Haken,
   Trustee                     263     1,368        473         1,819       463       275        684
 Irving L. Thode, Trustee      238     1,238        429         1,650       421       249        621

                                                PENSION OR              TOTAL
                                                RETIREMENT           COMPENSATION
                                             BENEFITS ACCRUED            FROM
                                          BY THE FUND COMPLEX (1)  FUND COMPLEX (2)
                                          -----------------------  ----------------
Fergus Reid, III, Trustee                        $110,091              $202,750
H. Richard Vartabedian, Trustee                    86,791               134,350
William J. Armstrong, Trustee                      41,781                90,000
John R.H. Blum, Trustee                            79,307                98,750
Stuart W. Cragin, Jr., Trustee                     55,742                89,000
Roland R. Eppley, Jr., Trustee                     58,206                91,000
Joseph J. Harkins, Trustee                         75,554                90,500
Sarah E. Jones, Trustee                                --                    --
W.D. MacCallan, Trustee                            77,769                88,500
George E. McDavid, Trustee                             --                62,250
W. Perry Neff, Trustee                             74,269                88,000
Leonard M. Spalding, Jr., Trustee                  35,335                89,000
Richard E. Ten Haken, Trustee                      60,398                99,500
Irving L. Thode, Trustee                           64,503                90,000

(1) Data reflects total benefits accrued by Mutual Fund Group, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000 and by Mutual Fund Trust, Mutual Fund Select Trust, and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the year ended December 31, 2000 for service as a Trustee to Mutual Fund Trust, Mutual Fund Group, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

    As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board of Directors and any committee meetings attended in the aggregate amount of approximately $105,000, which amount is then apportioned among the Funds comprising the Trust.

            J.P. MORGAN FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of Service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

    Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley,

Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 16, 8, 12, 16, 7, 11, 10, 10, 2, 16, 2, 15, 7 and 0, respectively.

                             HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS
                       ---------------------------------------------------------
                       $80,000  $100,000  $120,000  $140,000  $160,000  $200,000

YEARS OF
SERVICE                        ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-------                ---------------------------------------------------------
         16            $80,000  $100,000  $120,000  $140,000  $160,000  $200,000
         14             76,800    96,000   115,200   134,400   153,600   192,000
         12             70,400    88,000   105,600   123,200   140,800   176,000
         10             64,000    80,000    96,000   112,000   128,000   160,000
          8             51,200    64,000    76,800    89,600   102,400   128,000
          6             38,400    48,000    57,600    67,200    76,800    96,000
          4             25,600    32,000    38,400    44,800    51,200    64,000

    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of J.P. Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

    Messrs. Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 2000 calendar year. Their total contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            ADVISER AND SUB-ADVISER

    Prior to February 28, 2001, the adviser to the funds was the Chase Manhattan Bank. The day to day management of the Funds was handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc. Effective February 28, 2001, J. P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    With respect to the Equity Funds, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify stocks.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA)as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    JPMFAM (USA)., on behalf of the Select International Equity Fund, has entered into an investment sub-advisory agreement with Chase Fleming Asset Management (London) Limited ("CFAM London"). With respect to the day-to-day management of the Funds, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of JPMFAM (USA).; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

    JPMFAM (USA), a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM
(USA) is located at 1211 Avenue of the Americas, New York, New York 10036.

    CFAM London is an indirect wholly-owned subsidiary of the Adviser. CFAM London is registered with the Securities and Exchange Commission and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CFAM London also serve as portfolio managers for Chase. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

    In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CFAM London in the case of the International Equity Fund will be entitled to receive, with respect to the Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.

    For the three most recent fiscal years, the Advisor earned advisory fees and voluntarily waived the amounts in parentheses as follows:

                                YEAR ENDED             YEAR ENDED             YEAR ENDED
                             OCTOBER 31, 1998       OCTOBER 31, 1999       OCTOBER 31, 2000
                           ---------------------  ---------------------  ---------------------
Select Balanced Fund       $ 857,679  $ (857,679) $ 812,889  $ (812,889) $ 681,058  $  (24,250)
Select Equity Income Fund  3,918,281  (3,918,281) 3,719,236  (3,719,236) 2,854,453    (694,714)
Select International
  Equity Fund              2,517,887  (2,517,887) 2,211,578  (2,211,578) 2,536,605  (1,461,086)
Select Large Cap Growth
  Fund                     2,470,230  (2,470,230) 3,194,594  (3,194,594) 3,877,157  (1,143,298)
Select Large Cap Equity
  Fund                       734,379    (734,379)   786,692    (786,692) 1,000,875     (27,560)
Select Mid-Cap Equity
  Fund                       795,182    (795,182)   809,736    (809,736)   972,611    (691,900)
Select Small Cap Equity
  Fund                     3,124,028  (3,124,028) 2,678,447  (2,678,447) 2,391,326  (1,222,392)

                                 ADMINISTRATOR

    Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities: coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940

Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

    In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    For the three most recent fiscal years, the Administrator earned administrator fees and voluntarily waived the amounts in parentheses as follows:

                                YEAR ENDED             YEAR ENDED             YEAR ENDED
                             OCTOBER 31, 1998       OCTOBER 31, 1999       OCTOBER 31, 2000
                           --------------------   --------------------   --------------------
Select Balanced Fund       $171,774   $(171,774)  $162,578   $(162,578)  $136,212   $  (4,850)
Select Equity Income Fund   980,799    (980,799)   929,809    (929,809)   713,610     (24,018)
Select International
  Equity Fund               252,158    (252,158)   221,158    (221,158)   253,660     (17,097)
Select Large Cap Growth
  Fund                      618,225    (618,225)   798,648    (798,648)   969,285     (28,214)
Select Large Cap Equity
  Fund                      183,831    (183,831)   196,673    (196,673)   250,218      (6,890)
Select Mid-Cap Equity
  Fund                      122,477    (122,477)   124,575    (124,575)   149,632     (22,616)
Select Small Cap Equity
  Fund                      481,294    (481,294)   412,069    (412,069)   367,895    (197,460)

                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trust has entered into a Distribution and Sub-Administration Agreement, (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. and is unaffiliated with Chase. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The

Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.

    For the three most recent fiscal years, the Distributor earned sub-administrator fees and voluntarily waived the amounts in parentheses as follows:

                              YEAR ENDED         YEAR ENDED         YEAR ENDED
                           OCTOBER 31, 1998   OCTOBER 31, 1999   OCTOBER 31, 2000
                           -----------------  -----------------  -----------------
Select Balanced Fund       $85,529  $(85,529) $81,252  $(72,684) $68,106  $(25,745)
Select Equity Income Fund  488,556  (488,556) 464,905  (416,734) 356,805  (144,505)
Select International
  Equity Fund              125,525  (125,525) 114,241  (104,165) 126,830  (101,674)
Select Large Cap Growth
  Fund                     308,111  (308,111) 399,324  (355,934) 484,642  (335,801)
Select Large Cap Equity
  Fund                      91,561   (91,561)  98,337   (88,863) 125,109   (54,732)
Select Mid-Cap Equity
  Fund                      61,026   (61,026)  62,287   (55,724)  74,816   (59,974)
Select Small Cap Equity
  Fund                     239,636  (239,636) 206,034  (187,184) 183,947  (128,160)

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for the period from January 3, 2000 through October 31, 2000 were as follows:

                                                01/03/00
                                            THROUGH 10/31/00
                                          ---------------------
Select Balanced Fund                      $ 273,196  $  (21,220)
Select Equity Income Fund                 1,451,882          --
Select International Equity Fund            532,407    (532,407)
Select Large Cap Growth Fund              2,022,929  (1,722,120)
Select Large Cap Equity Fund                529,391    (128,917)
Select Mid-Cap Equity Fund                  317,542    (317,542)
Select Small Cap Equity Fund                772,598    (552,738)

    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with J.P. Morgan Chase, J.P. Morgan Chase may aggregate investments in the J.P. Morgan Select Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. J.P. Morgan Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Select Funds.

    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                            INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Select Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1996. The Trust currently consists of ten series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues a single class of shares but may, in the future, offer other classes of shares. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of February 20, 2001, the following owned of record, directly or indirectly 5% or more of the outstanding shares of the Funds.

SELECT BALANCED FUND
Penlin & Co. Rebate Account                                               67.95%
c/o The Chase Manhattan Bank
Attn: MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412

Balsa & Co. Rebate Account                                                29.73%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558

SELECT INTERNATIONAL EQUITY FUND
Balsa & Co. Rebate Account                                                82.26%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558

Penlin & Co. Rebate Account                                               11.17%
C/O Chase Manhattan Bank
Attn: MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412

SELECT LARGE CAP GROWTH FUND
Balsa & Co. Rebate Account                                                63.06%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558

Penlin & Co. Rebate Account                                               28.38%
c/o The Chase Manhattan Bank
Attn MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412

SELECT SMALL CAP EQUITY FUND
(formerly Select Small Cap
Value Fund)
Balsa & Co. Rebate Account                                                79.50%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558

Penlin & Co. Rebate Account                                               11.45%
C/O The Chase Manhattan Bank
Attn MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412

SELECT MID-CAP EQUITY FUND
(formerly Select New Growth
Opportunities Fund)
Balsa & Co. Rebate Account                                                67.81%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558

Penlin & Co. Rebate Account                                               21.63%
C/O The Chase Manhattan Bank
Attn MUT FDS/T-C
PO Box 31412
Rochester, NY 14603-1412

Balsa & Co.                                                                6.59%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston, TX 77252-2558

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of each fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2000 contained therein, are incorporated by reference.

               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE

                  SELECT BALANCED FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $33.42

                SELECT EQUITY INCOME FUND
Net Asset Value and Redemption Price per
  Share of beneficial Interest at October 31, 2000  $25.57

            SELECT INTERNATIONAL EQUITY FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $32.00

              SELECT LARGE CAP GROWTH FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $42.93

              SELECT LARGE CAP EQUITY FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $36.41

               SELECT MID-CAP EQUITY FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $37.85

              SELECT SMALL CAP EQUITY FUND
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $51.12

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguared during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                 JPMORGAN FUNDS

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               FEBRUARY 28, 2001
                                                        (REVISED APRIL 10, 2001)

                                  BOND FUND II
                             INTERMEDIATE BOND FUND

          1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated
February 28, 2001, as amended, offering shares of Bond Fund II and Intermediate Bond Fund (collectively the "Fixed Income Funds"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPM"), the Funds' distributor (the "Distributor"), at the above-listed address.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

    For more information about the Funds, simply call or write the JPMorgan Funds Service Center at:

    1-800-348-4782
    JPMorgan Funds Service Center
    P.O. Box 219392
    Kansas City, MO 64121-9392

                                                                   MFSGF-SAI-401

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

The Funds.........................................    3
Investment Policies and Restrictions..............    3
Performance Information...........................   21
Determination of Net Asset Value..................   25
Purchases and Redemptions.........................   26
Distributions; Tax Matters........................   30
Management of the Trust and the Funds or
  Portfolios......................................   36
Independent Accountants...........................   45
Certain Regulatory Matters........................   45
General Information...............................   46
Appendix A--Description of Certain Obligations
  Issued or Guaranteed by U.S. government Agencies
  or Instrumentalities............................  A-1
Appendix B--Description of Ratings................  B-1

                                   THE FUNDS

    Mutual Fund Select Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on October 1, 1996. The Trust presently consists of 10 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

    Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

FUND                                                FORMER NAME
----                                                -----------
JPMorgan Bond Fund II (Bond Fund II)                Chase Vista Select Bond Fund
JPMorgan Intermediate Bond Fund                     Chase Vista Select Intermediate Bond Fund
  (Intermediate Bond Fund)

    The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. The Chase Manhattan Bank ("Chase") is the investment adviser for the Funds. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS

                              INVESTMENT POLICIES

    The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

    U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury,
(b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government Securities, including U.S. Treasury bills, notes and bonds, government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

    In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

    BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

    Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

    The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, there may be difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

    FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its assets situated in such country.

    SUPRANATIONAL OBLIGATIONS. The Bond Fund II and Intermediate Bond Fund may invest in debt securities issued by supranational organizations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

    MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

    CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

    WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

    COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

    INVESTMENT GRADE DEBT SECURITIES. The Bond Fund II and Intermediate Bond Fund invest in investment grade debt securities. Investment grade debt securities are securities rated in the category

BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the advisers to be of comparable quality.

    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

    FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective.

    Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund or Portfolio from recovering the collateral or completing the transaction.

    To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

    FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. The Bond Fund II and Intermediate Bond Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

    The securities in which the Bond Fund II and Intermediate Bond Fund may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

    A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

    The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

    Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

    The maturity of variable rate securities is deemed to be the longer of
(i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment.

    BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. None of the Funds will borrow money to buy additional securities, which is known as "leveraging."

    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

    OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

    ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. Each Fund may invest in stripped obligations where the underlying obligations are backed by the full faith and credit of the U.S. government.

    The Bond Fund and Intermediate Bond Fund may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When Zero coupon obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer.

(*) The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

    Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

    The Fixed Income Funds may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund, may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper").
Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

    One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and
Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' and Portfolios' purchases and sales of Rule 144A securities and Section 4(2) paper.

    STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed-upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

    SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

    REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

    UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is permitted to invest all of its investable assets in a separate registered investment company (a "Master Portfolio"). In that event, a shareholder's interest in a Fund's underlying investment securities would be indirect. In addition to selling a beneficial interest to a Fund, a Master Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in such Master Portfolio on the same terms and conditions and would pay a proportionate share of such Master Portfolio's expenses. However, other investors in a Master Portfolio would not be required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Funds should be aware that these differences would result in differences in returns experienced in the different funds that invest in a Master Portfolio. Such differences in return are also present in other mutual fund structures.

    Smaller funds investing in a Master Portfolio could be materially affected by the actions of larger funds investing in the Master Portfolio. For example, if a large fund were to withdraw from a Master Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Master Portfolio could become less diverse, resulting in increased portfolio risk. However, the possibility also exists for traditionally structured funds which have large or institutional investors. Funds with a greater pro rata ownership in a Master Portfolio could have effective voting control of such Master Portfolio. Under this master/feeder investment approach, whenever the Trust was requested to vote on matters pertaining to a Master Portfolio, the Trust would hold a meeting of shareholders of the relevant Fund and would cast all of its votes in the same proportion as did the Fund's shareholders. Shares of the Fund for which no voting instructions had been received would be voted in the same proportion as those shares for which voting instructions had been received. Certain changes in a Master Portfolio's objective, policies or restrictions might require the Trust to withdraw the Fund's interest in such Master Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from such Master Portfolio). The Funds could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Funds.

    State securities regulations generally would not permit the same individuals who are disinterested Trustees of the Trust to be Trustees of a Master Portfolio absent the adoption of procedures by a majority of the disinterested Trustees of the Trust reasonably appropriate to deal with potential conflicts of interest up to and including creating a separate Board of Trustees. The Funds will not adopt a master/feeder structure under which the disinterested Trustees of the Trust are Trustees of the Master Portfolio unless the Trustees of the Trust, including a majority of the disinterested Trustees, adopt procedures they believe to be reasonably appropriate to deal with any conflict of interest up to and including creating a separate Board of Trustees.

    If a Fund invests all of its investable assets in a Master Portfolio, investors in the Fund will be able to obtain information about whether investment in the Master Portfolio might be available through other funds by contacting the Fund at 1-800-622-4273. In the event a Funds adopt a master/feeder structure and invests all of its investable assets in a Master Portfolio, shareholders of the Fund will be given at least 30 days' prior written notice.

       ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

    INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

    Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

    Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

    The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

    Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as to provide useful information to prospective investors.

    RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed. The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its advisers to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

    SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

    OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities,
(ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may
(i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Fixed Income Funds may (i) employ interest rate contracts and (ii) purchase and sell mortgage-backed and asset-backed securities.

    Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

    One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

    In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

    The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

    Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

    When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

    Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity or quoted on an automated quotation system.

    FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

    Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

    A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

    A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

    INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

    The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

    A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

    A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

    The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

    A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

    MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

    The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

    A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

    CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

    REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

    The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

    DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables-SM-" or "CARS-SM-" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

    STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

    Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

    ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

    When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                            INVESTMENT RESTRICTIONS

    The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Funds are not subject to any percentage limits with respect to the practices described below.

    Except for the investment policies designated as fundamental herein, the Funds' investment policies (including their investment objectives) are not fundamental. However, in the event of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

    Each Fund may not:

        (1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

        (2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

        (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

        (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

        (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

        (6) issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

        (7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction
(3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

        (1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities).

        (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

        (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

        (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

        (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

        (6) Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

        For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

        In order to permit the sale of its shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

        If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

    The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains and each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

    The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:

                                        YEAR ENDED        YEAR-ENDED        YEAR-ENDED
                                     OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                     ----------------  ----------------  ----------------
Bond Fund II                                  306%              300%              157%
Intermediate Bond Fund                        168%              123%              110%

    Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds and Portfolios. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

    Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

    Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

    In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

                            PERFORMANCE INFORMATION

    From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index, the Lehman Brothers Intermediate Government/ Corporate Bond Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the S&P Mid-Cap Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

    A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

    Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

    In connection with the conversion of various common trust funds maintained by Chase into the J.P. Morgan Funds (formerly the Chase Vista Select Funds) (the "CTF Conversion"), the Bond Fund II (formerly the Bond Fund) was established to receive the assets of The Taxable Bond Fund of Chemical Bank and the Trinity Bond Fund and Fixed Income Fund of The Chase Manhattan Bank and the Intermediate Bond Fund was established to receive the assets of The Intermediate-Term Taxable Bond Fund of Chemical Bank.

    Performance results presented for the Bond Fund II and Intermediate Bond Fund, will be based upon the performance of The Fixed Income Fund of The Chase Manhattan Bank and The Intermediate-Term Taxable Bond Fund of Chemical Bank, for periods prior to the consummation of the CTF Conversion.

    Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

    Advertisements for the J. P. Morgan Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

    A Fund's total rate of return for any period will be calculated by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by
(ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (EXCLUDING SALES CHARGES)

    The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2000, were as follows:

                                                                DATE OF
                            ONE     FIVE    TEN     DATE OF      CLASS
FUND                        YEAR   YEARS   YEARS   INCEPTION  INTRODUCTION
----                       ------  ------  ------  ---------  ------------
Bond Fund II                                       12/31/76
    A Shares **             5.50%   5.50%   7.53%                 2/16/01
    B Shares **             5.50%   5.50%   7.53%                 2/16/01
    Institutional Shares    5.50%   5.50%   7.53%                12/31/76
Intermediate Bond Fund                             12/31/79
    A Shares **             5.61%   5.08%   6.97%                 2/16/01
    Institutional Shares    5.61%   5.08%   6.97%                12/31/79

  * The ongoing fees and expenses borne by Class B Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A and Class B Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance informa-tion for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.
 ** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

    Performance presented in the table above and in each table that follows includes the performance of their respective predecessor funds for periods prior to the consummation of the CTF Reorganization. Performance presented for each of these Funds for periods prior to the consummation of the CTF Reorganization is based on the historical performance of shares of its predecessor fund, adjusted to reflect historical expenses at the levels projected (absent reimbursements) for that Fund at the time of the CTF Reorganization.

                         AVERAGE ANNUAL TOTAL RETURNS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares for each period length, reflected, the average annual total rate of return figures would be as follows:

                                      ONE   FIVE    TEN
FUND                                 YEAR   YEARS  YEARS
----                                 -----  -----  -----
Bond Fund II
    A Shares                         0.74%  4.53%  7.04%
    B Shares                         0.55%  5.19%  7.53%
Intermediate Bond Fund
    A Shares                         0.83%  4.11%  6.48%

  *  See the notes to the preceding table.

    The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                               YIELD QUOTATIONS*

    Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by
(a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

    The Funds will not quote yields for periods prior to the consummation of the CTF Reorganization.

    Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as offshore assets or other funds advised by Chase.

    The SEC yields of the Funds for the thirty day period ended October 31, 2000 were as follows:

Bond Fund II
    Institutional Shares                            6.59%
Intermediate Bond Fund
    Institutional Shares                            6.30%

  * Yields are not presented for Class A and Class B Shares which were introduced on February 16, 2001.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (EXCLUDING SALES CHARGES)

    The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) for the ten-year period ending October 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                    TOTAL VALUE
                                                    -----------
Bond Fund II
    A Shares                                          $20,668
    B Shares                                           20,668
    Institutional Shares                               20,668
Intermediate Bond Fund
    A Shares                                           19,608
    Institutional Shares                               19,608

  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from October 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                     NON-STANDARDIZED PERFORMANCE RESULTS*
                           (INCLUDING SALES CHARGES)

    With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:

                                                    TOTAL VALUE
                                                    -----------
Bond Fund II
    A Shares                                          $19,737
    B Shares                                           20,668
Intermediate Bond Fund
    A Shares                                           18,731

  * See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from October 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                        DETERMINATION OF NET ASSET VALUE

    As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the days listed above (other then Good Friday), Chase is closed for business on the following holidays: Columbus Day and Veteran's Day. Since the International Equity Fund invests in securities primarily listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolio will trade and the net asset value of the Fund's shares may be significantly affected on days when the investor has no access to the Fund.

    Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                           PURCHASES AND REDEMPTIONS

    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

    Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

    Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally
4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Portfolio will be determined by multiplying the NAV of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate NAV of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of such time on the following day the New York Stock Exchange is open for trading.

    The public offering price of Class A and Class M shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           4.50       4.71           4.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.

    The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

    Investors in Class A or Class M shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A or

Class M shares in the Fund with purchases of Class A or Class M shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A or Class M shares during the 13-month period. All Class A or Class M or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

    Class A or Class M shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or
(ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A or Class M shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

    Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

    The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

    The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    Investors may be eligible to buy Class A or Class M shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about J.P. Morgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

    Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A or Class M shares for purposes of the discount privileges and programs described above.

    No initial sales charge will apply to the purchase of a Fund's Class A or Class M shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

    Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A or Class M shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

    A Fund may sell Class A or Class M shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds.

    Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A or Class M shares of any J.P. Morgan Fund, provided there is no change in account registration.

    Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                           DISTRIBUTIONS; TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

    Each Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Under the current view of the Internal Revenue Service, if a Fund invests all of its assets in another open-end, management investment company which is classified as a partnership for federal income tax purposes, such Fund will be deemed to own a proportionate share of the income of the portfolio into which it contributes all of its assets for purposes of determining whether such Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

    In addition to satisfying the Distribution Requirement, a regulated investment company must: derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

    Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

    If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net realized capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

    Conversely, if a Fund elects to retain its net realized capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    With respect to each Fund, ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends- received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), under the Rules of Code Section 246 (c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund. In the case where a Fund invests all of its assets in a Portfolio and the Fund satisfies the holding period rules pursuant to Code Section 246(c) as to its interest in the Portfolio, a corporate shareholder which satisfies the foregoing requirements with respect to its shares of the Fund should receive the dividends-received deduction.

    For purposes of the Corporate AMT and the environmental Superfund tax, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known. If more than 50% of the value of the International Equity Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by such Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

    Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long- term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt- interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                          STATE AND LOCAL TAX MATTERS

    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

              MANAGEMENT OF THE TRUST AND THE FUNDS OR PORTFOLIOS

                             TRUSTEES AND OFFICERS

    The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

    FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.

    *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Age: 65. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

    WILLIAM J. ARMSTRONG--Trustee. Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.

    JOHN R.H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture -- State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.

    STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.

    ROLAND R. EPPLEY, JR.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

    JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.

    *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Manhattan Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 48.
Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10081.

    W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405.

    GEORGE E. MCDAVID--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age: 70. Address: P.O. Box 2558, Houston, TX 77252.

    W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.

    *LEONARD M. SPALDING, JR.--Trustee. Retired; formerly Chief Executive Officer for Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of The Chase Manhattan Private Bank. Age: 65. Address: 2025 Lincoln Park Road, Springfield, KY 40069.

    RICHARD E. TEN HAKEN--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.

    IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.

    MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994).
Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.

    LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age: 45.
Address: 90 Park Avenue, New York, NY 10016.

    VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10081.

    ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.

* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being chairman of the Trust.

    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal period ended October 31, 2000.

    The Trustees and officers of the Trust listed above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

    Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trust:

                                                        INTERMEDIATE
                                          BOND FUND II   BOND FUND
                                          ------------  ------------
Fergus Reid, III, Trustee                   $ 2,231      $   1,417
H. Richard Vartebedian, Trustee               1,509            958
William J. Armstrong, Trustee                 1,021            647
John R.H. Blum, Trustee                       1,126            713
Stuart W. Cragin, Jr., Trustee                1,011            640
Roland R. Eppley, Jr., Trustee                1,013            644
Joseph J. Harkins, Trustee                      997            633
Sarah E. Jones, Trustee                          --             --
W.D. MacCallan, Trustee                         991            628
George E. McDavid, Trustee                      549            358
W. Perry Neff, Trustee                        1,003            635
Leonard M. Spalding, Jr., Trustee             1,011            640
Richard E. Ten Haken, Trustee                 1,113            706
Irving L. Thode, Trustee                      1,008            640

                                                PENSION OR              TOTAL
                                                RETIREMENT           COMPENSATION
                                             BENEFITS ACCRUED            FROM
                                          BY THE FUND COMPLEX (1)  FUND COMPLEX (2)
                                          -----------------------  ----------------
Fergus Reid, III, Trustee                        $110,091              $202,750
H. Richard Vartebedian, Trustee                    86,791               134,350
William J. Armstrong, Trustee                      41,781                90,000
John R.H. Blum, Trustee                            79,307                98,750
Stuart W. Cragin, Jr., Trustee                     55,742                89,000
Roland R. Eppley, Jr., Trustee                     58,206                91,000
Joseph J. Harkins, Trustee                         75,554                90,500
Sarah E. Jones, Trustee                                --                    --
W.D. MacCallan, Trustee                            77,769                88,500
George E. McDavid, Trustee                             --                62,250
W. Perry Neff, Trustee                             74,269                88,000
Leonard M. Spalding, Jr., Trustee                  35,335                89,000
Richard E. Ten Haken, Trustee                      60,398                99,500
Irving L. Thode, Trustee                           64,503                90,000

(1) Data reflects total benefits accrued by Mutual Fund Group, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000 and by Mutual Fund Trust, Mutual Fund Select Trust, and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the year ended December 31, 2000 for service as a Trustee to Mutual Fund Trust, Mutual Fund Group, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

    As of December 31, 2000, the Trustees and officers as a group owned less than 1% of each Fund's outstanding shares, all of which were acquired for investment purposes. For fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board of Directors and any committee meetings attended in the aggregate amount of approximately $105,000, which amount is then apportioned among the Funds comprising the Trust.

                  FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

    Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of Service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

    Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 16, 8, 12, 16, 7, 11, 10, 10, 2, 16, 2, 15, 7 and 0, respectively.

                          HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS
                       ---------------------------------------------------------
                       $80,000  $100,000  $120,000  $140,000  $160,000  $200,000

YEARS OF
SERVICE                        ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-------                ----------------------------------------------------------
         16            $ 80,000  $100,000  $120,000  $140,000  $160,000  $200,000
         14              76,800    96,000   115,200   134,400   153,600   192,000
         12              70,400    88,000   105,600   123,200   140,800   176,000
         10              64,000    80,000    96,000   112,000   128,000   160,000
          8              51,200    64,000    76,800    89,600   102,400   128,000
          6              38,400    48,000    57,600    67,200    76,800    96,000
          4              25,600    32,000    38,400    44,800    51,200    64,000

    The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Covered Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination service). The deferred amounts are invested in shares of J. P. Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

    Messrs. Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 2000 calendar year. Their total contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.

    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                            ADVISER AND SUB-ADVISER

    Prior to February 28, 2001, the adviser to the funds was the Chase Manhattan Bank. The sub-adviser was Chase Fleming Asset Management (USA) Inc. Effective February 28, 2001, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)) acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM
(USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

    Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

    Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

    In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year, and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

    JPMFAM (USA), a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM
(USA) is located at 1211 Avenue of the Americas, New York, New York 10036.

    For the three most recent fiscal years, the Advisor earned advisory fees and voluntarily waived the amounts in parentheses as follows:

                                 YEAR-ENDED               YEAR-ENDED              YEAR-ENDED
                              OCTOBER 31, 1998         OCTOBER 31, 1999        OCTOBER 31, 2000
                           -----------------------  -----------------------  --------------------
Bond Fund II               $1,657,582  $(1,657,582) $1,820,380  $(1,820,380) $1,776,685  $(56,092)
Intermediate Bond Fund      1,008,927   (1,008,927)  1,100,564   (1,100,564)  1,136,995   (34,053)

                                 ADMINISTRATOR

    Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

    Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

    In addition, the Administration Agreements provide that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

    For the three most recent fiscal years, the Administrator earned administrator fees and voluntarily waived the amounts in parentheses as follows:

                               YEAR ENDED           YEAR ENDED           YEAR ENDED
                            OCTOBER 31, 1998     OCTOBER 31, 1999     OCTOBER 31, 2000
                           -------------------  -------------------  ------------------
Bond Fund II               $553,206  $(553,206) $606,793  $(606,793) $592,227  $(18,697)
Intermediate Bond Fund      336,717   (336,717)  366,855   (366,855)  378,997   (11,351)

    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes of shares of certain Funds as described in the Prospectuses, which provide such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.

    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. For the fiscal year ended October 31, 2000, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts of such fees:

                 DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trust has entered into a Distribution and Sub-Administration Agreement, (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. and is unaffiliated with Chase. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

    In the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to such Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor has voluntarily agreed to waive a portion of the fees payable to it under the Distribution Agreement with respect to each Fund on a month-to-month basis.

    For the three most recent fiscal years, the Distributor earned sub-administration fees and voluntarily waived the amounts in parentheses as follows:

                               YEAR ENDED           YEAR ENDED          YEAR ENDED
                            OCTOBER 31, 1998     OCTOBER 31, 1999    OCTOBER 31, 2000
                           -------------------  -------------------  -----------------

Bond Fund II               $275,585  $(275,585) $303,397  $(271,436) $296,113  $(8,040)
Intermediate Bond Fund      167,747   (167,747)  183,427   (163,969)  189,499  (19,312)

           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request, Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for the period from January 3, 2000 through October 31, 2000 were as follows:

                                            JANUARY 3, 2000
                                                THROUGH
                                           OCTOBER 31, 2000
                                          -------------------
Bond Fund II                              $1,222,881  $    --
Intermediate Bond Fund                       790,658       --

    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.

    For shareholders that bank with J.P. Morgan Chase, J.P. Morgan Chase may aggregate investments in the J.P. Morgan Funds with balances held in J.P. Morgan Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. J.P. Morgan Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.

    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                            INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                                    EXPENSES

    Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

                              GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Select Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1996. The Trust currently consists of 10 series of shares of beneficial interest, par value $.001 per share. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

    The Bond Fund II currently offers Class A Class B shares and Institutional shares and the Intermediate Bond Fund currently offers Class A shares and Institutional shares, but may, in the future, offer other classes of shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

    As of February 20, 2001, no person owned of record 5% or more of the outstanding shares of any Fund.

BOND FUND II A SHARES
Fidelity Investments Inst Ops Co                                          23.64%
Inc as Agt locke Liddell & Sapp LP
401k PSP and Trust 10350
Attn: Dave Staley
100 Magellan Way #KW1C
Covington KY 41015-1999

Liva & Company                                                            23.00%
c/o Chase Manhattan Bank
Attn: Mut FDS/T-C
PO Box 31412
Rochester NY 14503-1412

Balsa & Co                                                                10.65%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston TX 77252-2558

Trulin and Co                                                              6.46%
c/o Chase Manhattan Bank NA
Attn: Mutual Funds/T-C
PO Box 31412
Rochester NY 14603-1412

BOND FUND II B SHARES
MLPF&S For the sole Benefit of                                            13.91%
its customers
Attn: Fund Administration
SEC# 97J83
4800 Deer Lake Drive East 2nd Flr
Jacksonville FL 32246-6484

BOND FUND II INSTITUTIONAL SHARES
Trulin & Co                                                               50.90%
c/o Chase Manhattan Bank
Attn: Mutual FDS/T-C
Rebate Account
PO Box 31412
Rochester NY 14603-1412

Trulin & Co                                                               22.94%
c/o Chase Manhattan bank
Attn: Mutual FDS/T-C
PO Box 31412
Rochester NY 14603-1412

Balsa & Co                                                                 5.24%
Mutual Funds Unit 16 HCB 340
PO Box 2558
Houston TX 77252-2558

                              FINANCIAL STATEMENTS

    The Annual Report to Shareholders of each fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2000 contained therein, are incorporated by reference.

               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE

BOND FUND II (Institutional shares)
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $38.02

INTERMEDIATE BOND FUND (Institutional shares)
Net Asset Value and Redemption Price per
  Share of Beneficial Interest at October 31, 2000  $9.66

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                    ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                         AGENCIES OR INSTRUMENTALITIES

    FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

    MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

    FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

    FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

    FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

    GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

    FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

    GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

    NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

    PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. government, the payment of which is secured by the U.S. government.

    PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

    SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

    WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

    FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

    FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

    STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

    D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

    EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

    In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

    Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

    A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

    Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguared during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

    AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

    A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

    BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI--Bonds rated "CI" are income bonds on which no interest is being paid.

    D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

              MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

    PRIME-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    PRIME-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING

    A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                               FITCH BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                            FITCH SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch's short-term ratings are as follows:

    F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

    F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

    LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

    Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.